Deferred Revenues and Performance Obligations - Summary of Contract with Customer Liability Current and Non Current (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Contract with Customer, Contract Asset, Contract Liability, and Receivable [Abstract]
Current deferred revenue	$ 54,324	$ 66,490	$ 64,128
Non-current deferred revenue	7,480	10,896	29,171
Total deferred revenue, end of the period	$ 61,804	$ 77,386	$ 93,299	$ 106,184